UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2009

CHINA HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33804	61-1533071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302)-295-4832

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 10, 2009, China Holdings Acquisition Corp. (the “Company”) received a notice from NYSE Alternext US LLC (f/k/a the American Stock Exchange) (the “Exchange”), indicating that the Company was not in compliance with Section 704 of the Exchange’s Company Guide, formerly the American Stock Exchange Company Guide (the “Company Guide”), in that it did not hold an annual meeting of its stockholders during 2008.

In order to maintain its Exchange listing, the Company must submit a plan (the “Plan”) of compliance by March 10, 2009 advising the Exchange of action it has taken, or will take, that would bring it into compliance with Section 704 of the Company Guide by August 11, 2009. The Corporate Compliance Department management of the Exchange will evaluate the Plan and make a determination as to whether the Company has made a reasonable demonstration in the Plan of an ability to regain compliance with the continued listing standards by August 11, 2009, in which case the Plan will be accepted. If the Plan is accepted, the Company may be able to continue its listing during the Plan period up to August 11, 2009, during which time it will be subject to periodic review to determine whether it is making progress consistent with the Plan.

If the Company does not submit a Plan or if the Company submits a Plan that is not accepted, the Company may become subject to delisting proceedings. Furthermore, if the Plan is accepted but the Company is not in compliance with the continued listing standards at the conclusion of the Plan period or does not make progress consistent with the Plan during the Plan period, the Exchange will initiate delisting proceedings, as appropriate.

The Company intends to submit a Plan to the Exchange and hold an annual meeting of its stockholders to regain compliance with the Exchange’s continued listing standards.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could, “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; uncertainties as to the timing of an acquisition; the continued listing on a securities exchange of the Company’s securities; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; and general economic conditions such as inflation or recession. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company’s forward-looking statements are included in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from those contained in the forward looking statements in this report. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

ITEM 8.01 - Other Events

Attached hereto as Exhibit 99.1 is the press release issued by the Company on February 13, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
Exhibit 99.1	Press release issued by China Holdings Acquisition Corp. on February 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOLDINGS ACQUISITION CORP.

Date: February 13, 2009	By:	/s/ Paul K. Kelly
	Name:	Paul K. Kelly
	Title:	Chief Executive Officer and Chairman

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release issued by China Holdings Acquisition Corp. on February 13, 2009